EX-32.2 3 bo906certq.htm OFFICER CERTIFICATION

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, BayoOdunuga, Chief Executive Officer of AsherXino Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of AsherXino Corporation.

By:  BayoOdunuga
Name: BayoOdunuga
Title: Chief Executive Officer
Date: May 29, 2012